                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                          CERTIFICATEHOLDERS' STATEMENT
               pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  November 25, 2003

(i)    Amount of principal being paid or distributed in respect of the Certificates:
                     $0.00
                   ------------
                 (    $ -      , per $1,000 original principal amount of the Notes)
                   ------------

(ii)   (a)  Amount of interest being paid or distributed in respect of the Certificates:
                   $307,305.56
                   ------------
                 (  $ 0.0000047, per $1,000 original principal amount of the Notes)
                   ------------

       (a)  Amount of interest being paid or distributed in respect of the Certificates Strip:
                   $29,900.00
                   ------------
                 (  $ 0.0000005, per $1,000 original principal amount of the Notes)
                   ------------

(iii)  Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):

       (1)  (a)  Distributed to Certificateholders:
                     $0.00
                   ------------
                 (    $ -      , per $1,000 original principal amount of the Certificates)
                   ------------

            (b)    Distributed to Certificateholders:
                     $0.00
                   ------------
                 (    $ -      , per $1,000 original principal amount of the Certificates)
                   ------------

       (2)  (a)    Balance on Certificateholders:
                     $0.00
                   ------------
                 (    $ -      , per $1,000 original principal amount of the Notes)
                   ------------

            (b)    Balance on Certificateholders:
                     $0.00
                   ------------
                 (    $ -      , per $1,000 original principal amount of the Notes)
                   ------------

(iv)   Payments made under the Cap Agreement on such date:     November 24, 2003
                                                          ----------------------
                 (   $0.00     with respect to the Certificates,
                   ------------
                 (   $0.00     with respect to the Notes,
                   ------------
                 (   $0.00     outstanding amount owed to Cap Provider.
                   ------------

(v)    Pool Balance at end of related Collection Period:         $535,329,511.94
                                                        ------------------------


(vi)   After giving effect to distributions on this Distribution Date:
       (a)  (1)  Outstanding principal amount of Class A-1 Notes:                                                        $0.00
                                                                                                               ---------------
            (2)  Class A-1 Note Pool Factor:                                                           --
                                                                                          ---------------
       (b)  (1)  Outstanding principal amount of Class A-2 Notes:                                              $440,329,511.94
                                                                                                               ---------------
            (2)  Class A-2 Note Pool Factor:                                                   0.70452722
                                                                                          ---------------
       (c)  (1)  Outstanding principal amount of Class M Notes:                                                 $30,000,000.00
                                                                                                               ---------------
            (2)  Class M Note Pool Factor:                                                     1.00000000
                                                                                          ---------------
       (d)  (1)  Outstanding principal amount of Certificates:                                                  $65,000,000.00
                                                                                                               ---------------
            (2)  Certificate Pool Factor:                                                      1.00000000
                                                                                          ---------------


                                Page 5 of 8 pages

(vii)  Certificate Interest Rate:
       (a)  In general
            (1)  Three-Month Libor was

                 1.1300000%    for the current period
                 --------------
            (2)  The Student Loan Rate was:  Not Applicable (1)
                                             -----------------------------------
       (b)  Certificate Interest Rate:       2.0300000% (Based on 3-Month LIBOR)
                                             -----------------------------------

       (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.

(viii)      Amount of Master Servicing Fee for  related Collection Period:     $655,272.66
                                                                          ----------------
                  $ 0.000010081, per $1,000 original principal amount of the Certificates.
                 --------------

(ix)        Amount of Administration Fee for related Collection Period:          $3,000.00
                                                                       -------------------
                  $ 0.046153846, per $1,000 original principal amount of the Certificates.
                 --------------

(x)    (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:                        $347,406.64
                                                                                                               ---------------


       (b)  Delinquent Contracts                                             # Disb.       %         $ Amount           %
                                                                             ------      ----       ------------      ----
            30-60 Days Delinquent                                             1,125      2.27%      $ 11,634,728      2.58%
            61-90 Days Delinquent                                               569      1.15%      $  5,904,233      1.31%
            91-120 Days Delinquent                                              330      0.67%      $  3,425,900      0.76%
            More than 120 Days Delinquent                                       592      1.19%      $  6,970,555      1.54%
            Claims Filed Awaiting Payment                                       254      0.51%      $  2,534,966      0.56%
                                                                             ------      ----       ------------      ----
               TOTAL                                                          2,870      5.79%      $ 30,470,382      6.74%

(xi)   Amount in the Reserve Account:                              $9,856,762.32
                                                                  --------------

(xii)  Amount in the Prefunding Account:                                $0.00
                                                                  --------------

(xiii) Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used
         to acquire Subsequent Pool Student Loans:                      0.00


                                Page 6 of 8 pages